            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
AUL American Individual Variable Annuity Unit Trust and the Board of Directors of American United Life Insurance Company:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statement of net assets of each of the subaccounts listed in the table below (constituting AUL American Individual Variable Annuity Unit Trust, hereafter collectively referred to as the "Subaccounts") as of the dates listed in the table below, and the related statement of operations, the statement of changes in net assets, including the related notes, and the financial highlights (collectively referred to as the "financial statements") for the periods listed in the table below. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of the date listed in the table below, and the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of American United Life Insurance Company's management. Our responsibility is to express an opinion on the Subaccount's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the underlying registered investment companies. We believe that our audits provide a reasonable basis for our opinions.

------------------------------------------------------------------------------------------------------------------------------------
AB VPS International Growth Portfolio A Class (1)                  Invesco V.I. Global Health Care Fund Series I Class (1)
------------------------------------------------------------------------------------------------------------------------------------
AB VPS International Value Portfolio A Class (1)                   Invesco V.I. Global Real Estate Fund Series I Class (1)
------------------------------------------------------------------------------------------------------------------------------------
AB VPS Small/Mid Cap Value Portfolio A Class (1)                   Invesco V.I. High Yield Fund Series I Class (1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Alger Large Cap Growth Portfolio I-2 Class (1)                     Invesco V.I. International Growth Fund Series II Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Alger Small Cap Growth Portfolio I-2 Class (1)                     Invesco V.I. Managed Volatility Fund Series I Class (1)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation Fund I Class (4)          Invesco V.I. Mid Cap Growth Fund Series I Class (1)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth Fund I Class (1)               Janus Henderson Balanced Portfolio Service Class (1)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP International Fund I Class (1)                 Janus Henderson Flexible Bond Portfolio Institutional Class (1)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Mid Cap Value Fund II Class (1)                Janus Henderson Forty Portfolio Institutional Class (1)
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra Fund I Class (1)                         Janus Henderson Global Research Portfolio Institutional Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Calvert VP SRI Mid Cap Growth Portfolio (1)                        Janus Henderson Overseas Portfolio Service Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Variable Portfolio-Small Cap Value Fund 1 Class (1)       Janus Henderson Perkins Mid Cap Value Portfolio Service Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Columbia Variable Portfolio-US Government Mortgage Fund 1          Neuberger Berman AMT Mid Cap Growth Portfolio Service Class (1)
  Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP, Small Cap Stock Index Portfolio Service Class (1)      Neuberger Berman Mid Cap Intrinsic Value Portfolio I Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP, Technology Growth Portfolio Service Class (1)          Neuberger Berman Short Duration Bond Portfolio I Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF, Appreciation Portfolio Service Class (1)              Pioneer Bond VCT Portfolio I Class (2)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio Initial Class (1)             Pioneer Equity Income VCT Portfolio I Class (2)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Portfolio Initial Class (1)                Pioneer Equity Income VCT Portfolio II Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio Initial Class (1)             Pioneer Fund VCT Portfolio I Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2005 Portfolio Initial Class (1)              Pioneer Select Mid Cap Growth VCT Portfolio I Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010 Portfolio Initial Class (1)              Royce Capital Small-Cap Portfolio Investor Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2015 Portfolio Initial Class (1)              T. Rowe Price Blue Chip Growth Portfolio (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020 Portfolio Initial Class (1)              T. Rowe Price Equity Income Portfolio (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2025 Portfolio Initial Class (1)              T. Rowe Price Limited-Term Bond Portfolio (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030 Portfolio Initial Class (1)              T. Rowe Price Mid-Cap Growth Portfolio (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income Portfolio Initial Class (1)            Templeton Foreign VIP Fund 2 Class (1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio Initial Class (1)                    Templeton Global Bond VIP Fund 1 Class (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio Initial Class (1)               Timothy Plan Conservative Growth Variable (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500 Portfolio Initial Class (1)                 Timothy Plan Strategic Growth Variable (1)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio Service 2 Class (1)                 TOPS Managed Risk Balanced ETF Portfolio 2 Class (4)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio Initial Class (1)                  TOPS Managed Risk Growth ETF Portfolio 2 Class (4)
------------------------------------------------------------------------------------------------------------------------------------
Franklin Founding Funds Allocation VIP Fund 1 Class (1)            TOPS Managed Risk Moderate Growth ETF Portfolio 2 Class (4)
------------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value VIP Fund 1 Class (1)                      Vanguard VIF Diversified Value Portfolio (1)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Government Money Market Fund Service Class (3)   Vanguard VIF Mid-Cap Index Portfolio (1)
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund Series II Class (1)                  Vanguard VIF Small Company Growth Portfolio (1)
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Diversified Dividend Fund Series I Class (1)          Vanguard VIF Total Bond Market Index Portfolio (1)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(1) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, statements of changes in net assets for the years ended December 31, 2017 and 2016, and financial highlights for the years ended December 31,
2017, 2016, 2015, 2014 and 2013
------------------------------------------------------------------------------------------------------------------------------------
(2) Statement of net assets as of December 31, 2017, and statements of operations, statement of changes in net assets and financial highlights for the year ended December 31, 2017 and the period October 21, 2016 (commencement of operations) through December 31,
2016
------------------------------------------------------------------------------------------------------------------------------------
(3) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statement of changes in net assets for the years ended December 31, 2017 and 2016, and financial highlights for the years ended December 31,
2017, 2016 and 2015
------------------------------------------------------------------------------------------------------------------------------------
(4) Statement of net assets as of December 31, 2017, statement of operations for the year ended December 31,
2017, statements of changes in net assets for the years ended December 31, 2017 and 2016, and financial highlights for the years ended December 31, 2017, 2016, 2015, and 2014
------------------------------------------------------------------------------------------------------------------------------------

/s/ PricewaterhouseCoopers LLP
Indianapolis, Indiana
April 25, 2018

We have served as the auditor of one or more of the Subaccounts of AUL American Individual Variable Annuity Unit Trust since 2000.

                                       3